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                                                                   EXHIBIT 10.33

         FIRST AMENDMENT TO THE AMENDED AND RESTATED 1993 STOCK OPTION
                AND INCENTIVE PLAN FOR OFFICERS, DIRECTORS AND
              KEY EMPLOYEES OF ALEXANDER HAAGEN PROPERTIES, INC.,
                                      AND
                       HAAGEN PROPERTY MANAGEMENT, INC.


     Alexander Haagen Properties, Inc., a Maryland corporation, Alexander Haagen Properties Operating Partnership, L.P., a California limited partnership, and Haagen Property Management, Inc., a California corporation, adopted The 1993 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Alexander Haagen Properties, Inc., Alexander Haagen Properties Operating Partnership, L.P. and Haagen Property Management, Inc., effective December 10, 1993, for the benefit of their eligible employees and directors. Such plan was amended on August 14, 1995 and was amended and restated on February 28, 1996 (such amended and restated plan is hereinafter referred to as the "Plan"). The Plan consists of two plans, one for the benefit of the employees and directors of Alexander Haagen Properties Operating Partnership, L.P. and the employees and directors of Haagen Property Management, Inc.

     As allowed by Section 9.2 of the Plan, this amendment to the Plan was authorized by a resolution of the Board of Directors of the Company on November 19, 1996. This First Amendment, together with the Plan, constitutes the entire Plan as amended to date.

     1. The first sentence of Section 8.1 of the Plan is hereby amended to read as follows:

              The Compensation Committee (or another committee of the Board appointed to administer this Plan) shall consist solely of two or more directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code.

     2. Section 5.3(d) of the Plan is hereby amended to add the phrase "if applicable", immediately following the phrase "subject to the timing requirements of Section 5.8,".

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     3.  Section 5.4 of the Plan is hereby amended to read in its entirety as follows:

         5.4  Transfer of Shares to a Company Employee or Independent Director.
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         As soon as practicable after receipt by the Company, pursuant to
         Section 5.3(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee was issued to and is held by such Company Employee was issued to and is held by such Company Employee in his or her capacity as a Company Employee), or portion thereof, is exercised by and Optionee who is a Company Employee or Independent Director, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to

         (a) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d), divided by
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         (b)  the price per share of the shares subject to the Option as determined pursuant to Section 4.2.

     4. Section 5.5 of the Plan is hereby amended to read in its entirety as follows:

         5.5  Transfer of shares to an HPMI Employee or HPMI Director.  As soon
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         as practicable after receipt by the Company, pursuant to Section
         5.3(d), of payment for the shares with respect to which an Option (which was issued to and is held by an HPMI Employee or HPMI Director in his or her capacity as an HPMI Employee or HPMI Director), or portion thereof, is exercised by an Optionee who is an HPMI Employee or HPMI Director, with respect to each such exercise.

         (a) the Company shall transfer to the Optionee the number of shares equal to (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the "HPMI Optionee Purchased Shares); and

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   (b) the Company shall sell to the Operating Partnership the number of shares
   (the "HPMI Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) by (ii) the price per share of the shares subject to the Option as determined pursuant to Section 4.2., over (B) the HPMI Optionee Purchased Shares;

   The price to be paid by the Operating Partnership to the Company for the HPMI Partnership Purchased Shares (the "HPMI Partnership Purchase Price") shall be an amount equal to the product of (A) the number of HPMI Partnership Purchased Shares multiplied by (B) the Fair Market Value of a share of Common
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   Stock at the time of the exercise;

   (c) As soon as practicable after receipt of the HPMI Partnership Purchased Shares by the Operating Partnership, the Operating Partnership shall transfer such shares to HPMI.

   (d) As soon as practicable after receipt of the HPMI Partnership Purchased Shares by HPMI, HPMI shall transfer such shares to the Optionee at no additional cost, as additional compensation.

   (e) The value of any Options, Restricted Stock and other benefits provided by the Operating Partnership to HPMI under this Plan are deemed to constitute an additional management fee to HPMI from the Operating Partnership under the Property Management Agreement equal to the value of such Options, Restricted Stock and other benefits.

5. Section 5.6 of the Plan is hereby amended to read in its entirety as follows:

   5.6 Transfer of Shares to an Operating Partnership Employee.  As soon as
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   practicable after receipt by the Company, pursuant to Section 5.3(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee in his or her capacity as a Partnership Employee), or portion thereof, is exercised by an Optionee who is an
   Operating Partnership Employee, with respect to each such exercise.
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    (a) the Company shall transfer to the Optionee the number of shares equal to
    (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) divided by (B) the Fair Market Value of a share of Common
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    Stock at the time of exercise (the "Partnership Optionee Purchased Shares");
    and

    (b) the Company shall sell to the Operating Partnership the number of shares (the "Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) by (ii) the price per share of the shares subject to the Option as determined pursuant to Section 4.2, over (B) the Partnership Optionee Purchased Shares;

    The price to be paid by the Operating Partnership to the Company for the Partnership Purchased Shares (the "Partnership Purchased Price") shall be an amount equal to the product of (A) the number of Partnership Purchased Shares multiplied by (B) the Fair Market Value of a share of Common Stock at
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    the time of the Exercise;

    (c) As soon as practicable after receipt of the Operating Partnership Purchased Shares by the Operating Partnership, the Operating Partnership shall transfer such shares to the Optionee at no additional cost, as additional compensation.

    6. Section 5.7 of the Plan is hereby amended in its entirety to read as follows:

        5.7  Transfer of Payment to the Operating Partnership.  As soon as
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        practicable after receipt by the Company (i) of the amount described in
        Section 5.5 and (ii) the Partnership Purchase Price described in Section 5.4, the Company may contribute to the Operating Partnership an amount of cash equal to such payment and the Operating Partnership shall issue an additional General Partner Interest to the Company on the terms set forth in the Partnership Agreement.

    7. Section 5.8 is hereby amended to add the phrase "With respect to Options granted prior to November 19, 1996," to the beginning of such section and to revise the word "At" at the beginning of such section to read "at".

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    8.  Section 5.12(c) is hereby amended to add the phrase "or sale" after the word "transfer," to revise the reference to "Section 5.6(a)(ii) to refer instead to "Section 5.5" and to revise the reference to "Section 5.6(a)(ii)" to refer instead to "Section 5.6".

    9. Section 9.5 of the Plan is hereby amended to add the phrase "if applicable," immediately following the phrase "Subject to the timing requirements of Section 5.8,".

     Executed at Manhattan Beach, California, this 19th day of November, 1996.
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                                                      By: /s/ Alexander Haagen
                                                         -----------------------
                                                            President




                                                      By: /s/ Steven Jaffe
                                                         -----------------------
                                                            Secretary